Exhibit 10.1

June 27, 2007

Mr. Jesús Reyes Heroles González Garza
Director General
Petróleos Mexicanos
Avenida Marina Nacional No. 329
Torre Ejecutiva, Piso 41
Colonia Huasteca
México, D.F. 11311
México

Dear Mr. Heroles:

We hereby consent to the references to our firm as set forth in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ended December 31, 2006, under the heading “Exploration and Production (Reserves)”. We reviewed estimates as of December 31, 2005 of approximately ninety eight (98) percent of the proved crude oil, condensate and natural gas reserves and the oil equivalent of 395 fields with interests owned by the United Mexican States (“Mexico”). These estimates were prepared in accordance with the reserves definitions of Rules 4-10(a) (1)-(13) of Regulation S-X of the United States Securities and Exchange Commission. The fields are located onshore and offshore Mexico in the Northern Region, and are those referenced in our audit letter of January 10, 2007.

Very truly yours,

/s/  Ryder Scott Company, L.P.
RYDER SCOTT COMPANY, L.P.